F R I E D M A N B I L L I N G S R A M S E Y

FBR

2003

Friedman, Billings, Ramsey Group, Inc. (“FBR Group”)

FBR

F R I E D M A N   B I L L I N G S   R A M S E Y
Page 2

This document is intended solely for the use of the party to whom FBR has provided it, and is not to be reprinted or redistributed without the permission of FBR.  All references to “FBR” refer to Friedman, Billings, Ramsey Group,

Inc., and its predecessors and subsidiaries as appropriate. Investment banking, sales, trading, and research services are provided by Friedman, Billings, Ramsey  & Co., Inc. (FBR & Co.), except for those online offering,

mutual fund distribution and discount brokerage services provided by FBR Investment Services, Inc. (FBRIS),

and those services in the U.K., Europe and elsewhere outside the United States and Canada provided by Friedman, Billings, Ramsey International, Ltd. (FBRIL). FBR & Co. and FBRIS are broker-dealers registered with the SEC and are members of the NASD.  FBRIL, based in the U.K, is regulated by the Financial Services

Authority.  Asset management services, including managed hedge funds, mutual funds, private equity and venture capital funds, are provided by FBR subsidiaries FBR Investment Management, Inc. (FBRIM), FBR Fund Advisers,

Inc., and Money Management Advisers, Inc., which are investment advisers registered with the SEC.

Trust services, including mutual fund custody and administration, are provided by FBR National Trust Company.

On March 31, 2003, Friedman, Billings, Ramsey Group, Inc. merged with FBR Asset Investment Corporation,

a real estate investment trust (“REIT”) managed by FBR prior to the merger.  The merged company, Friedman,

Billings, Ramsey Group, Inc. is structured as a REIT for U.S. Federal Income Tax purposes and conducts its brokerage, sales and trading, investment banking, asset management and banking business through taxable REIT subsidiaries.

This document is intended for information purposes only, and shall not constitute a solicitation or an offer to buy or sell, any security or services, or an endorsement of any particular investment strategy.

For additional important information, please visit our website, www.fbr.com.

CAUTIONS ABOUT FORWARD-LOOKING INFORMATION

This presentation and the information incorporated by reference in this presentation include forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of

1934, as amended. Some of the forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “plans,” “estimates” or “anticipates” or the negative of those words or other comparable terminology. Statements concerning projections, future performance developments, events, revenues, expenses, earnings, run rates, and any other guidance on present or future periods constitute forward-looking statements. Such statements include, but are not limited to, those relating to the effects of growth, revenues and earnings, our principal investing activities, levels of assets under management and our current equity capital levels. Forward-looking statements involve risks and uncertainties. You should be aware that a number of important factors could cause our actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to, the overall environment for interest rates, repayment speeds within the mortgage backed securities market, risk associated with equity investments, the demand for public offerings, activity in the secondary securities markets, competition among financial services firms for business and personnel, the high degree of risk associated with venture capital investments, the effect of demand for public offerings, mutual fund and 401(k) pension plan inflows or outflows in the securities markets, volatility of the securities markets, available technologies, the effect of government regulation and of general economic conditions on our own business and on the business in the industry areas on which we focus, fluctuating quarterly operating results, the availability of capital to us and risks related to online commerce. We will not necessarily update the information presented or incorporated by reference in this presentation if any of these forward looking statements turn out to be inaccurate. Risks affecting our business are described throughout our Form 10-K, especially in the section entitled “Risk Factors” beginning on page 29. The entire Form 10-K, including the Consolidated Financial Statements and the notes and any other documents incorporated by reference into the Form 10-K, as well as, the Forms 10G and 8-K filed subsequent to the forms 10K, should be read for a complete understanding of our business and the risks associated with that business.

See statement concerning Forward Looking Information on page 2.
Page 3

FRIEDMAN BILLINGS RAMSEY

FBR Group

Market Capitalization of Approximately $3.5 Billion

Pro Forma Equity Capitalization of Approximately $1.5 Billion

Pro Forma Book Value Per Share of Approximately $9.00

Annualized Dividend: $1.36, Yield of 6.4%1

Approximately 500 Full-time Employees in 15 Offices

Five Profit Centers:

Investment Banking

Institutional Brokerage Sales and Trading

Asset Management

Mortgage-Backed Portfolio

Merchant Banking

1 Share price as of November 30, 2003.

See statement concerning Forward Looking Information on page 2.
Page 4
FRIEDMAN BILLINGS RAMSEY

FBR Group

Capital Markets

Asset Management

Principal Investing:

MBS and Merchant Banking

* Trust and Custody Services.

Friedman, Billings,
Ramsey Group, Inc.
(NYSE: FBR)

REIT Election

FBR Taxable REIT Subsidiary (“TRS”)
Holdings, Inc.

(Full Taxpayer)

FBR Capital
Markets Holdings,
Inc.

FBR Asset
Management
Holdings, Inc.

FBR Bancorp, Inc.*

FBR

See statement concerning Forward Looking Information on page 2.
Page 5
F R I E D M A N B I L L I N G S R A M S E Y

36 Senior Analysts

Department total 85

Approximately 400 companies under coverage

Private equity

Hedge funds

Venture capital

Equity mutual funds

Fixed income mutual funds

Tax-exempt funds

Money market funds

Private client group

Restricted 144A stock

      sales

Financial planning /

      trust & estate services

Credit lines

Hedging &
monetization

Employee stock option
management

Cash management

92 Investment Banking
personnel in 6 focused
industry  sectors

Financial Institutions

Real Estate

Technology

Healthcare

Energy

Diversified Industrials

Top 10 lead managing equity
underwriter first nine months
2003:

43 transactions with
$4.5B in total transaction
value

20 lead and sole
managed public / private
transactions

15 M&A and advisory
assignments

54 Institutional Brokers; 32
Traders and Sales Traders

Market-maker in over 500
equity and debt securities

Cover over 1,000 institutions

Financial Institutions

Real Estate

Technology

Healthcare

Energy

Diversified Industrials

Institutional
Sales & Trading

Research

Investment
Banking

Business Overview

Research is provided by FBR & Co.’s Research department, which is independent from the Investment Banking department of FBR & Co., and has the sole authority to determine which companies receive research coverage and the recommendation contained in the coverage.  In the normal course of its business, FBR & Co. seeks to perform investment banking and other fee generating services for companies that are the subject of FBR & Co. research reports.
Research analysts are eligible to receive bonus compensation that is based on FBR & Co.’s overall operating revenues, including revenues generated by FBR & Co.’s investment banking department.  Specific information is contained in each research report concerning FBR & Co.’s relationship with the company that is the subject of the report.

Asset
Management

Assets approximately $8.4
billion, as of September  30,
2003

Mortgage-backed
securities guaranteed
by Freddie Mac,
Fannie Mae or Ginnie
Mae GSEs)

Portfolio composition
1/1 Arms and 3/1 and
5/1 Hybrid ARMs

Dedicated stable
funding source

Mortgage-Backed
Securities

Approximately $170 million
of invested capital as of
September 30, 2003

Non-levered portfolio

Preferred and
common equity

Senior secured and
mezzanine loans

Interest in
proprietary funds

Direct assets

Merchant Banking

REIT Principal Activities (2 Profit Centers)

Taxable Subsidiaries (TRSs) (3 Profit Centers and Research)

See statement concerning Forward Looking Information on page 2.
Page 6
FRIEDMAN BILLINGS RAMSEY

Highlights

Unique Capital Markets Investment and Distribution Franchise

Only Independent Publicly Owned Broker / Dealer Formed
Since 1972

Greater than 27% Compound Annual Growth Rate (“CAGR”)
Since 1992

Lowest Cost Platform and Most Efficient Tax Structure in
Broker / Dealer Industry

Highest Return on Equity of any Public Capital Markets Firm

Significant New Business Opportunities in Investment
Banking and Asset Management

See statement concerning Forward Looking Information on page 2.
Page 7
FRIEDMAN BILLINGS RAMSEY

Investment and Distribution Franchise

Fundamental Valuation Approach

Premier Investment Banking / Institutional Brokerage Platform

#1 Lead Managing Underwriter in Aftermarket Performance*

#5 Lead Managing Underwriter in Initial Public Offering Equity Raised Across All
Industries**

Top Ten Equity Underwriter – Over $5.0 Billion Raised Year-to-date

Market Leader in Innovative Transaction Structures (144A, Private Block Secondaries,
Public Corporate Formations)

Superior Proprietary Investment Returns also Drives Growth in Fees

31.0% IRR Since Inception

Portfolio Investments have Generated Approximately $210 Million in Investment
Banking Fees Since January 1, 2001

Top Tier Asset Management Products

Three Mutual Funds Rated Five Star by Morningstar

Two Hedge Funds with 10 Year Annualized Returns of 18% and 22%, respectively

* See page 10

** See page 11.

FBR

CAGR 42.3%

CAGR 16.5%

See statement concerning Forward Looking Information on page 2.

Page 8

FRIEDMAN BILLINGS RAMSEY

$15.0

$21.1

$27.1

$35.7

$45.0

$21.6

$32.3

$24.5

$26.5

$22.5

$36.6

$53.4

$51.6

$67.5

$62.2

10

20

30

40

50

60

70

$80

1999

2000

2001

2002

2003

Nine Months

Annualized

Agency

Principal

Sales & Trading Revenue 1

Capital Markets Revenue Growth

1 Adjusted for elimination of all revenue from and fees paid to FBR Asset (including trading gains).

Investment Banking Revenue 1

$22.6

$21.1

$44.6

$68.5

$93.7

$31.4

$30.3

$62.1

$94.3

$13.0

$49.0

$53.9

$81.7

$139.3

$201.0

$22.5

$6.8

$1.4

$3.9

$8.7

20

40

60

80

100

120

140

160

180

$200

1999

2000

2001

2002

2003

Nine Months

Annualized

Underwriting

Corporate Finance

Gains

Investment Banking

Industry Mix Year to Date 2005

Lead Managed Underwritings By Dollar Amount Raised

(does not include M & A and advisory business)

- Financial Services
- Technology
- Insurance
- Real Estate
- Energy
- Diversified Industries

See statement concerning Forward Looking Information on page 2.

Page 9

FRIEDMAN BILLINGS RAMSEY

Investment Banking

Evaluate All Underwritings and Provide Financial Advice Based
on Disciplined Investment Approach

Concentrate on Specific Industries Where FBR has Developed In-
depth Expertise

Creative Solutions Where Business / Investment Merits Fit FBR
Expertise

144A Equity Placements

Private Block Trades

Public / Private Recapitalizations

M & A

Other More Traditional Capital Events

Premier Track Record

Top 10 Equity Underwriter by Dollar Volume

Leading Firm in Aftermarket Performance

New Business Opportunities

See statement concerning Forward Looking Information on page 2.
Page 10
FRIEDMAN BILLINGS RAMSEY

Investment Banking
Rankings by Aftermarket Performance

1 Of more than 25 transactions, IPOs and Secondaries only, excludes closed-end funds.

2 Of more than 10 transactions IPOs and Secondaries only, excludes closed–end funds.

3 Of more than 1 transaction, IPOs and Secondaries only, excludes closed-end funds.

4 Non-weighted average aftermarket performance.  Results for each of the offerings vary considerably, and may be significantly different from the  average figure quoted.  Past performance is no guarantee of future results.

Source:  CommScan and FBR internal data.

** Inclusion of Dividends and 144A Institutional Placements
resulted in a weighted return of 15.65% and a non-weighted return of 13.30% from our internal calculations for FBR deals 1/01/2002 -
12/31/2002.

* Inclusion of Dividends and 144A Institutional Placements resulted in a weighted return of 24.36% and a non-weighted return of
22.66% from our internal calculations for FBR deals 1/01/1998 -
12/31/2002.

5 YEARS

1 YEAR

YEAR TO DATE 2003

Aftermarket Performance Across All Industries

January 1, 1998 through December 31, 2002

Aftermarket Performance Across All Industries

January 1, 2002 through December 31, 2002

Aftermarket Performance Across All Industries

January 1, 2003 through November 30, 2003

# of

Aftermarket

# of

Aftermarket

# of

Aftermarket

Lead Manager

1

Deals

Performance

4

(%)

Lead Manager

2

Deals

Performance

4

(%)

Lead Manager

2

Deals

Performance

4

(%)

1

Friedman, Billings, Ramsey*

60

3.80

1

Friedman, Billings, Ramsey**

20

8.06

1

Friedman, Billings, Ramsey

19

30.98

2

A.G. Edwards & Sons

41

2.37

2

Goldman, Sachs & Co.

32

(0.36)

2

Goldman, Sachs & Co.

47

24.05

3

Wachovia Securities

35

(13.91)

3

JP Morgan Chase

16

(1.29)

3

SG Cowen Securities Corp

16

23.70

4

Goldman, Sachs & Co.

331

(15.55)

4

Merrill Lynch & Co.

39

(3.91)

4

CIBC World Markets

11

20.41

5

UBS Warburg LLC

120

(20.76)

5

Deutsche Bank Securities

16

(6.16)

5

Bear, Stearns & Co.

24

19.45

6

Bear, Stearns & Co.

119

(20.96)

6

Bear, Stearns & Co.

21

(7.11)

6

Morgan Stanley

58

18.20

7

JP Morgan Chase

84

(21.98)

7

Salomon Smith Barney

30

(10.24)

7

Credit Suisse First Boston

51

17.55

8

Chase H&Q

91

(22.52)

8

Morgan Stanley

36

(10.51)

8

JP Morgan Chase

48

16.53

9

Merrill Lynch & Co.

329

(23.83)

9

Banc of America Securities

18

(15.81)

9

Lehman Brothers

40

16.51

10

Raymond James

27

(24.49)

10

Credit Suisse First Boston

56

(16.72)

10

Citigroup Global Markets

52

15.62

11

Salomon Smith Barney

195

(25.58)

11

UBS Warburg LLC

24

(17.75)

11

Merrill Lynch & Co.

49

15.17

12

Credit Suisse First Boston

328

(25.61)

12

Lehman Brothers

23

(19.44)

12

RBC Capital Markets

11

14.83

1,760

(17.42)

331

(8.44)

426

19.42

See statement concerning Forward Looking Information on page 2.
Page 11
FRIEDMAN BILLINGS RAMSEY

Investment Banking
First Three Quarters 2003 Rankings by Dollar Amount Raised

* In addition, FBR has raised approximately $2.4 billion from January 1, 2003 to November 30, 2003 in 144A Institutional Equity Placements
and PIPE transactions.

Note: Lead Managed deals, excludes closed-end funds.

Source:  CommScan.

Issuer Market Cap Under $1B - All Industries

1/1/2003 - 9/30/2003 IPOs and Secondaries

All Market Caps - All Industries

1/1/2003 - 9/30/2003 IPOs and Secondaries

All Market Caps - All Industries

1/1/2003 - 9/30/2003 IPOs Only

Lead Manager

$ Millions

# of Deals

Lead Manager

$ Millions

# of Deals

Lead Manager

$ Millions

# of Deals

1

Credit Suisse First Boston

$

2,516.7

16

1

Citigroup Global Markets

$

13,317.8

34

1

Credit Suisse First Boston

$

2,668.6

7

2

Lehman Brothers

1,505.3

14

2

Morgan Stanley

12,772.7

43

2

Citigroup Global Markets

1,681.4

3

3

UBS AG

1,423.9

16

3

Goldman, Sachs & Co.

10,991.1

37

3

Goldman, Sachs & Co.

1,541.3

4

4

Merrill Lynch & Co.

1,379.8

10

4

Merrill Lynch & Co.

10,369.2

36

4

Merrill Lynch & Co.

1,451.6

6

5

Citigroup Global Markets

1,359.0

8

5

JP Morgan Chase

8,650.3

30

5

Friedman, Billings, Ramsey*

1,319.4

4

6

Morgan Stanley

1,262.0

14

6

Credit Suisse First Boston

8,136.6

35

6

Morgan Stanley

1,050.8

4

7

Bear, Stearns & Co.

1,234.4

11

7

Lehman Brothers

6,265.9

31

7

Banc of America Securities

937.1

2

8

Friedman, Billings, Ramsey*

1,125.4

12

8

Banc of America Securities

5,556.7

20

8

Lehman Brothers

788.6

3

9

Goldman, Sachs & Co.

818.8

7

9

UBS AG

4,136.0

31

9

Sandler O’Neill & Partners LP

596.0

1

10

Societe Generale

678.3

11

10

Bear, Stearns & Co.

2,350.0

16

10

Deutsche Bank AG

480.7

1

11

Sandler O’Neill & Partners LP

596.0

1

11

Deutsche Bank AG

2,305.4

14

11

JP Morgan Chase

393.3

2

12

JP Morgan Securities Inc.

576.6

6

12

Friedman, Billings, Ramsey*

1,999.9

14

12

Wachovia Capital Markets

339.7

1

13

CIBC World Markets

576.1

7

13

Wachovia Capital Markets

1,693.6

13

13

Robert W. Baird

297.6

1

14

Banc of America Securities

512.3

4

14

CIBC World Markets

1,138.5

9

14

Jefferies & Co.

173.2

2

15

RBC Capital Markets

505.0

7

15

RBC Capital Markets

878.8

8

15

Keefe, Bruyette & Woods

167.4

1

16

Thomas Weisel Partners LLC

413.2

6

16

Societe Generale

760.8

12

16

CIBC World Markets

132.8

1

17

Jefferies & Co.

346.9

5

17

Sandler O’Neill & Partners LP

596.0

1

17

Ferris, Baker Watts

113.9

1

18

Ryan, Beck & Co.

319.1

3

18

Raymond James

550.5

8

18

SG Cowen Securities

104.5

2

19

Deutsche Bank AG

309.9

6

19

Jefferies & Co.

468.0

7

19

Bear, Stearns & Co.

90.0

1

20

Raymond James

296.6

6

20

Thomas Weisel Partners LLC

413.2

6

20

SunTrust Robinson Humphrey

59.3

1

2,000
1,900
1,800
1,700
1,600
1,500
1,400
1,300
1,200
1,100
1,000
900
800
700
600
500
400
300
200
100
0
643
503
140
643
452
191
900
549
351
1,251
697
554
1,999
824
1,175
1999
2000
2001
2002
First 9 Months of 2003 Annualized
Listed
OTC

See statement concerning Forward Looking Information on page 2.
Page 12
FRIEDMAN BILLINGS RAMSEY

Institutional Sales & Trading / Research

Unparalleled Capability to
Distribute Primary Product

54 Senior Brokers’
Understanding of Investment
Philosophy Leads to Powerful
Distribution Platform

32.8% CAGR Volume Growth
Since 1999

Currently Provide Research on
43% of S&P 500 by Market
Capitalization, Near Term Goal
Equals 60%

36 Senior Analysts with Over
400 Companies Under
Coverage

Customer Trading Volumes 1999 – 2003

(Shares in 000s)

See statement concerning Forward Looking Information on page 2.
Page 13
FRIEDMAN BILLINGS RAMSEY

Principal Investing
Mortgage-Backed Securities

Approximately $8.4 Billion as of September 30, 2003

Mortgage-Backed Securities Guaranteed by Freddie Mac, Fannie
Mae, Ginnie Mae (All Adjustable Rate Securities)

Low Duration of 1 to 2 – Limits Price Risk

Leverage Guideline – 6x to 11x Debt to Equity, 9.5x Long-term
Target

Allocation of FBR Equity Capital: 50% - 90% (Long-term Average
Target 60% - 65%)

Established A1+/P1 Commercial Paper Diversified Funding Source

Consistent Prepayments Allow for Continuous Reinvestment

Long-term Average ROE of Approximately 24% (2.2% X 9.5x
Leverage + 3.5% Asset Yield)

See statement concerning Forward Looking Information on page 2.
Page 14
FRIEDMAN BILLINGS RAMSEY

Ginnie 7.8%

Fannie 58.6%

Freddie 33.6%

Principal Investing
 Mortgage-Backed Securities As of September 30, 2003

1/1 ARM 17.0%

2/1 ARM

27.2%

3/1 ARM 26.1%

4/1 ARM

10.7%

5/1 ARM

19.1%

(Dollars in 000s)

Note: Excludes principal receivables.

Current

Book

Market

Average

Book

Cost

WTD

Average

Effective

Face

Value

Value

Coupon

Yield

Premium

CPR

Life

Duration

8,004,011

$

8,186,378

$

8,186,336

$

4.303%

2.317%

102.28

41.87

2.05

.93

See statement concerning Forward Looking Information on page 2.
Page 15
FRIEDMAN BILLINGS RAMSEY

Principal Investing
Merchant Banking

All Investment Decisions Driven by Fundamental Valuation
Approach

Proprietary Deal Flow Through FBR & Co., Inc.

Independent Due Diligence and Investment Committee Process

Deep Industry Knowledge Allows for Expedited Execution and
Innovative Structures Leading to Premium Returns

Ability to Evaluate Liquidity Outcomes with Great Certainty

Non-levered Portfolio

10% - 30% FBR Equity Allocation

IRR of 31.0% from Inception to September 30, 2003

See statement concerning Forward Looking Information on page 2.
Page 16

F R I E D M A N B I L L I N G S R A M S E Y

Access to Capital Drives Investment Banking Growth

Period of

Investment

Investment

Amount

Total Banking

Fees Earned

Fieldstone Mortgage Company

Nov-03

50,000,000

$

42,000,000

$

Americredit

Sep-02

40,329,295

26,462,476

American Financial

Sep-02

40,000,001

1

43,883,007

Quanta

Aug-03

25,000,000

35,090,698

Southwest Royalties

Apr-02

18,333,333

2

1,714,662

Oxford

Mar-02

14,650,000

3

2,889,359

MCG Capital

Nov-01

9,934,375

13,776,396

Saxon

Jul-01

9,300,000

15,058,315

Annaly

Jan-01

7,144,000

8,274,551

Accredited Home Lenders

Feb-03

6,789,586

4,163,044

Equity Inns

Jul-03

5,750,000

1,191,423

Franklin

Oct-02

5,580,000

4,369,198

Anworth

Dec-01

3,890,650

11,568,421

Atlas Pipeline

Sep-03

-

4

375,000

Quaker

Nov-02

-

5

113,789

236,701,240

$

210,930,339

$

1

Includes $5 million note which has been repaid and $35,000,001 equity investment.

2

Represents a loan commitment of up to $25,000,000, of which $18,333,333 was funded and has been repaid.

3

Includes $10 million note which has been repaid and $4,650,000 equity investment.

4

Represents a loan commitment of up to $25,000,000.  None of this commitment has been funded to date.

FBR

See statement concerning Forward Looking Information on page 2.
Page 17
FRIEDMAN BILLINGS RAMSEY

Asset Management

Broad Spectrum of Products – Mutual Funds / Alternative Asset Investments

Highly Rated Mutual Funds

Financial Services

FBR Small Cap Financial Fund

FBR Financial Services Fund

Small Cap Stocks

Small Cap Value Fund

Energy and Utilities

American Gas Index

Outstanding Alternative Asset Investment Vehicles, Including Hedge Funds

Private Client Group Provides Customized Wealth Management Solutions to
Individuals, Families and Foundations Controlling Significant Assets

* Source: Comparison of FBR, Ashton and Weston performance against Hedgefund.net database.

Fixed Income / Money Market Mutual Funds
Diversified Industries / Other
Financial
Energy
Technology / Healthcare

See statement concerning Forward Looking Information on page 2.

Page 18

FRIEDMAN BILLINGS RAMSEY

Asset Management

12/31/99

12/31/00

12/31/01

3.0B

2.5B

2.0B

1.5B

1.0B

0.5B

0

09/30/03

$660M

$778M

$589M

$634M

$1,314M

$1,432M

AUM Growth

Gross assets under management

Net assets under management 1

12/31/98

$518M

$435M

$1,889M

$1,840M

1 Net assets under management represents total gross assets under management, net of any repo debt, margin loans, securities sold but not yet purchased, lines of credit, and any other liabilities. Excludes FBR Asset.

Asset Management

As of September 30, 2003

Financial

$582M

Energy

$184M

Fixed Income /

Money Market

Mutual Funds

$521M

Diversified /

Other

$556M

Technology /

Healthcare

$46M

See statement concerning Forward Looking Information on page 2.
Page 19
FRIEDMAN BILLINGS RAMSEY

Conclusion

Unique Capital Markets Investment and Distribution Franchise

Leading Investment Banking Platform

#1 Lead Managing Underwriter in After-Market Performance Across
All Industries*

#5 Lead Managing Underwriter in Initial Public Offering Equity Raised
Across All Industries**

Top Ten Equity Underwriter – Over $5.0 Billion Raised Year-to-date**

Lowest Cost Platform and Most Efficient Tax Structure in Broker /
Dealer Industry

Consistent Superior Risk Adjusted Returns on Invested Capital

Shareholder Alignment

Greater than 25% Employee Ownership

No Selling Shareholders

Attractive Dividend with Growth through Retained Earnings

* See page 10.

** See page 11.

APPENDIX

FBR

Price
Volume (Shares in MMs)
Nov-02
Dec-02
Jan-03
Feb-03
Mar-03
Apr-03
May-03
Jun-03
Jul-03
Aug-03
Sep-03
Oct-03
Nov-03

See statement concerning Forward Looking Information on page 2.
Page 21
FRIEDMAN BILLINGS RAMSEY

$0.00

$4.00

$8.00

$12.00

$16.00

$20.00

0.0

1.0

2.0

3.0

4.0

5.0

6.0

7.0

8.0

9.0

10.0

Trading Volume

Price

FBR Group Common Shares

FBR Stock Performance from the Announce Date of the Merger, November 14, 2002 to November 26, 2003

March 31, 2003:

Merger of FBR Group
and FBR Asset Closed

Market Capitalization:             $3.5 Billion

Price/Book:                                              2.33x

Dividend Yield:                                      6.4%

Shares Outstanding:                     166.6MM

Float:                                                147.0MM

FBR

Spread Between CMT+225 bps and One Month LIBOR (%)
Discount Rate (%)

See statement concerning Forward Looking Information on page 2.
Page 22
FRIEDMAN BILLINGS RAMSEY

Source: Bloomberg, Federal Reserve

Notes:

CMT is the 1 Year Constant Maturity Treasury.  For purposes of estimating spread, this chart assumes a margin of 225 bps.

On January 9, 2003, the Federal Reserve Board made a policy change regarding the discount rate in an effort to reduce the stigma of borrowing from the federal government and raised the discount rate above the federal funds rate.  However, because the Federal Reserve’s monetary stance, as reflected by the federal funds rate, has remained unchanged, this chart assumes a constant discount rate from January 9, 2003 through August 31, 2003 of 75 bps., as it stood prior to the Federal Reserve’s policy change.

Principal Investing –
Mortgage-Backed Securities

0.00

0.50

1.00

1.50

2.00

2.50

3.00

3.50

0.00

1.00

2.00

3.00

4.00

5.00

6.00

7.00

8.00

9.00

Spread Between CMT+225 bps and LIBOR

Average Spread of 220 bps (Standard Deviation of 45 bps)

Discount Rate

FBR

See statement concerning Forward Looking Information on page 2.
Page 23
FRIEDMAN BILLINGS RAMSEY

Merchant Banking Portfolio

Merchant Banking Investments

Shares

Price Per

Share

as of 11/10/03

Cost Basis

(000s)

Fair Value as of

9/30/03 (000s)

Accredited Home Lenders Holding Co.

1

510,697

26.28

$

4,080

$

11,087

American Financial Realty Trust

1

3,763,441

15.15

39,554

53,065

Americredit Corporation

3,200,000

14.34

10,560

32,960

Franklin Bank Corp.

1, 2

600,000

10.00

6,000

6,000

Fieldstone Mortgage Company

1,2

5,376,344

10.00

50,000

50,000

3

MCG Capital

625,000

18.11

6,100

9,750

Oxford Finance Corp.

2

500,000

7.50

3,750

3,750

Quanta Capital Holdings

1,2

2,688,172

10.00

25,000

25,000

Saxon Capital Inc.

1,000,000

18.80

12,930

17,140

Kelson Physician Partners (Loan)

7,500

7,500

Other

3,494

3,503

168,968

$

219,755

$

3

Investment Partnership Interests Accounted for Under the Equity Method

54,356

$

Investment Partnership Interests Accounted for Under the Cost Method

2,026

Cost Method Investments

196

Other

28,497

Total Long-term Investments

304,830

$

3

Notes:

1

FBR is restricted from selling its shares based on the terms of its purchase.

2

These shares are not registered for public trading.

3

FBR's investment in Fieldstone was made in November of 2003.

See statement concerning Forward Looking Information on page 2.
Page 24
F R I E D M A N B I L L I N G S R A M S E Y

Income Statement

(Dollars in 000s)

Nine months ended September 30,

2003

2002

Revenues

Total investment banking

$150,781

$119,555

Total institutional brokerage

50,607

48,501

Total asset management

40,738

35,873

Total principal investment

134,360

0

Total other

6,452

5,407

Total revenues

382,938

209,336

Interest expense

44,339

1,408

Revenues, net of interest expense

338,599

207,928

Expenses

Compensation and benefits

135,150

115,455

Business development and professional services

27,885

23,044

Other operating expenses

30,601

24,769

Total expenses

193,636

163,268

Net income before taxes and extraordinary gain

144,963

44,660

Income tax provision

23,507

2,343

Net income before extraordinary gain

121,456

42,317

Extraordinary gain and income tax provision on gain

—

877

Net income

$121,456

$43,194

Basic earnings per share

$1.14

$0.94

Diluted earnings per share

$1.11

$0.90

Dividends declared per share

$1.02

—

Weighted average shares outstanding

Basic

106,279

45,955

Diluted

109,103

48,218

See statement concerning Forward Looking Information on page 2.
Page 25
FRIEDMAN BILLINGS RAMSEY

Balance Sheet

(Dollars in 000s)

September 30, 2003

ASSETS

Cash and cash equivalents

$252,102

Accounts receivable

64,100

Mortgage-backed securities, at fair value

8,408,164

Long-term investments

254,830

Trading securities, at fair value

6,745

Due from clearing broker

84,062

Goodwill

108,013

Management contract intangible

16,643

Building, furniture, equipment, software and leasehold improvements, net

5,545

Prepaid expenses and other assets

17,607

Total assets

$9,217,811

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities

Trading account securities sold but not yet purchased, at fair value

$24,002

Repurchase agreements

3,880,788

Commercial paper

4,046,645

Interest rate swaps

3,877

Dividends payable

47,621

Interest payable

3,404

Accounts payable and accrued expenses

44,193

Accrued compensation and benefits

53,512

Long-term debt

45,616

Total liabilities

8,149,658

Total shareholders' equity

1,068,153

Total liabilities and shareholders' equity

$9,217,811